FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2005

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)

NEW YORK                         0-30512                             14-1804460
----------------------    -----------------------             -----------------
State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                        Number)

284 South Avenue, Poughkeepsie, New York 12601-4879
(Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

On February 11, 2005, CH Energy Group, Inc. issued a press release announcing 2004 earnings. The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01(c).  Exhibits

99    Press release dated February 11, 2005 (furnished pursuant to Item 7.01).


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CH ENERGY GROUP, INC.
                                                  (Registrant)



                                            By: /s/ Donna S. Doyle
                                            ----------------------------------
                                                    DONNA S. DOYLE
                                             Vice President - Accounting and
                                                   Controller

Dated:  February 15, 2005

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                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                     Exhibit Description

     99       Press Release of CH Energy Group, Inc., issued February 11, 2005.*


*filed herewith